Exhibit 99.1

Morgan Stanley Records Recently Announced Award of Damages in Fourth
Quarter 2003

    NEW YORK--(BUSINESS WIRE)--Jan. 23, 2004--Morgan Stanley today announced that it will record in its fiscal 2003 fourth quarter the recently announced award of damages in the action commenced by LVMH Moet Hennessy Louis Vuitton ("LVMH") against the Company in connection with the Company's research coverage of LVMH.
    On January 12, the Paris Commercial Court in France awarded LVMH Euro 30 million, reserved the right to award additional damages and appointed an expert to determine whether additional damages are appropriate and, if so, in what amount. The Company intends to appeal the original judgment and to oppose any proposed award of additional damages to LVMH. In light of the Euro 30 million award, the Company is taking a $38 million pretax charge ($27 million after tax, and $0.02 per diluted share) that will be recorded as an other expense and included in the Company's 2003 results. This charge is recorded in the Company's Institutional Securities business segment. This amends the earnings announcement of December 18, 2003.
    For the fiscal year of 2003, the Company will report net income of $3,787 million, or diluted earning per share of $3.45, compared to $2,988 million, or diluted earnings per share of $2.69 in fiscal 2002. Fourth quarter 2003 net income will be $1,014 million, or diluted earnings per share of $0.92, compared to $732 million, or diluted earnings per share of $0.67 in the fourth quarter of 2002.
    Although the judgment of the Paris Commercial Court was rendered subsequent to the Company's fiscal 2003 year-end and the Company's fourth quarter 2003 earnings release, it is appropriate to account for the judgment in the fourth quarter of 2003, based on accounting rules applicable to this type of subsequent event.
    Morgan Stanley is a global financial services firm and a market leader in securities, investment management and credit services. With more than 600 offices in 28 countries, Morgan Stanley connects people, ideas and capital to help clients achieve their financial aspirations.
    Amended financial information follows.


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                            MORGAN STANLEY
                          Financial Summary
                   (unaudited, dollars in millions)

                                         Quarter Ended
                                   --------------------------    %
                                   Nov 30, 2003  Nov 30, 2002  Change
                                   ------------  ------------  ------
Net revenues
 Institutional Securities           $     2,604   $     1,839     42%
 Individual Investor Group                1,089           935     16%
 Investment Management                      658           624      5%
 Credit Services                            811           927    (13%)
 Intersegment Eliminations                  (75)          (74)    (1%)
                                   ------------  ------------
  Consolidated net revenues         $     5,087   $     4,251     20%
                                   ============  ============
Net income / (loss)
 Institutional Securities           $       726   $       445     63%
 Individual Investor Group                   79           (11)     *
 Investment Management                       61            84    (27%)
 Credit Services                            131           191    (31%)
 Intersegment Eliminations                   17            23    (26%)
                                   ------------  ------------
  Consolidated net income           $     1,014   $       732     39%
                                   ============  ============

Basic earnings per common share     $      0.94   $      0.68     38%

Diluted earnings per common share   $      0.92   $      0.67     37%

Average common shares outstanding
 Basic                                  1,077.9       1,074.7
 Diluted                                1,103.3       1,095.7
Period end common
 shares outstanding                     1,084.7       1,081.4

Return on common equity                   16.8%         13.7%

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                            MORGAN STANLEY
                          Financial Summary
                   (unaudited, dollars in millions)

                                         Quarter Ended
                                   --------------------------    %
                                   Nov 30, 2003  Aug 31, 2003  Change
                                   ------------  ------------  ------
Net revenues
 Institutional Securities           $     2,604   $     2,793     (7%)
 Individual Investor Group                1,089         1,054      3%
 Investment Management                      658           653      1%
 Credit Services                            811           834     (3%)
 Intersegment Eliminations                  (75)          (83)    10%
                                   ------------  ------------
  Consolidated net revenues         $     5,087   $     5,251     (3%)
                                   ============  ============
Net income / (loss)
 Institutional Securities           $       726   $       825    (12%)
 Individual Investor Group                   79           125    (37%)
 Investment Management                       61           116    (47%)
 Credit Services                            131           185    (29%)
 Intersegment Eliminations                   17            18     (6%)
                                   ------------  ------------
  Consolidated net income           $     1,014   $     1,269    (20%)
                                   ============  ============

Basic earnings per common share     $      0.94   $      1.18    (20%)

Diluted earnings per common share   $      0.92   $      1.15    (20%)

Average common shares outstanding
 Basic                                  1,077.9       1,077.7
 Diluted                                1,103.3       1,100.6
Period end common
 shares outstanding                     1,084.7       1,088.1

Return on common equity                   16.8%         22.0%

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                            MORGAN STANLEY
                          Financial Summary
                   (unaudited, dollars in millions)

                                      Twelve Months Ended
                                   --------------------------    %
                                   Nov 30, 2003  Nov 30, 2002  Change
                                   ------------  ------------  ------
Net revenues
 Institutional Securities           $    11,211   $     9,111     23%
 Individual Investor Group                4,017         4,069     (1%)
 Investment Management                    2,509         2,721     (8%)
 Credit Services                          3,427         3,557     (4%)
 Intersegment Eliminations                 (307)         (338)     9%
                                   ------------  ------------
  Consolidated net revenues         $    20,857   $    19,120      9%
                                   ============  ============
Net income / (loss)
 Institutional Securities           $     2,437   $     1,664     46%
 Individual Investor Group                  265            59      *
 Investment Management                      326           418    (22%)
 Credit Services                            688           760     (9%)
 Intersegment Eliminations                   71            87    (18%)
                                   ------------  ------------
  Consolidated net income           $     3,787   $     2,988     27%
                                   ============  ============

Basic earnings per common share     $      3.52   $      2.76     28%

Diluted earnings per common share   $      3.45   $      2.69     28%

Average common shares outstanding
 Basic                                  1,076.8       1,083.3
 Diluted                                1,099.1       1,109.6
Period end common
 shares outstanding                     1,084.7       1,081.4

Return on common equity                   16.5%         14.1%

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-1

----------------------------------------------------------------------





                            MORGAN STANLEY
               Consolidated Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Nov 30, 2003  Nov 30, 2002  Change
                                    ------------  ------------  ------
Investment banking                   $       707   $      671      5%
Principal transactions:
 Trading                                     894          433    106%
 Investments                                  11           16    (31%)
Commissions                                  813          747      9%
Fees:
 Asset management, distribution
  and administration                         973          902      8%
 Merchant and cardmember                     337          372     (9%)
 Servicing                                   483          523     (8%)
Interest and dividends                     4,729        3,790     25%
Other                                        145          118     23%
                                    ------------  -----------
 Total revenues                            9,092        7,572     20%
Interest expense                           3,693        3,002     23%
Provision for consumer loan losses           312          319     (2%)
                                    ------------  -----------
 Net revenues                              5,087        4,251     20%
                                    ------------  -----------
Compensation and benefits                  1,782        1,149     55%
Occupancy and equipment                      212          221     (4%)
Brok., clearing and exchange fees            233          213      9%
Info processing and communications           343          377     (9%)
Marketing and business development           256          322    (20%)
Professional services                        368          346      6%
Other                                        344          231     49%
Restructuring and other charges                -          235      *
                                    ------------  -----------
 Total non-interest expenses               3,538        3,094     14%
                                    ------------  -----------
Income before losses from unconsolidated
 investees, taxes and dividends on
 preferred securities subject to
 mandatory redemption                      1,549        1,157     34%
Losses from unconsolidated investees         104           42    148%
Income tax expense                           386          361      7%
Div. on pref. securities subject
 to mandatory redemption                      45           22    105%
                                    ------------  -----------
Net income                           $     1,014   $      732     39%
                                    ============  ===========

Comp & benefits as a % of net rev.           35%          27%

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.





                            MORGAN STANLEY
               Consolidated Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Nov 30, 2003  Aug 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $       707   $      608     16%
Principal transactions:
 Trading                                     894        2,105    (58%)
 Investments                                  11           38    (71%)
Commissions                                  813          775      5%
Fees:
 Asset management, distribution
  and administration                         973          956      2%
 Merchant and cardmember                     337          340     (1%)
 Servicing                                   483          462      5%
Interest and dividends                     4,729        3,534     34%
Other                                        145          111     31%
                                    ------------  -----------
 Total revenues                            9,092        8,929      2%
Interest expense                           3,693        3,368     10%
Provision for consumer loan losses           312          310      1%
                                    ------------  -----------
 Net revenues                              5,087        5,251     (3%)
                                    ------------  -----------
Compensation and benefits                  1,782        1,940     (8%)
Occupancy and equipment                      212          191     11%
Brok., clearing and exchange fees            233          212     10%
Info processing and communications           343          315      9%
Marketing and business development           256          197     30%
Professional services                        368          283     30%
Other                                        344          236     46%
                                    ------------  -----------
 Total non-interest expenses               3,538        3,374      5%
                                    ------------  -----------
Income before losses from unconsolidated
 investees, taxes and dividends on
 preferred securities subject to
 mandatory redemption                      1,549        1,877    (17%)
Losses from unconsolidated investees         104          105     (1%)
Income tax expense                           386          456    (15%)
Div. on pref. securities subject
 to mandatory redemption                      45           47     (4%)
                                    ------------  -----------
Net income                           $     1,014   $    1,269    (20%)
                                    ============  ===========

Comp & benefits as a % of net rev.           35%          37%

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.





                            MORGAN STANLEY
               Consolidated Income Statement Information
                   (unaudited, dollars in millions)

                                       Twelve Months Ended
                                    --------------------------    %
                                    Nov 30, 2003  Nov 30, 2002  Change
                                    ------------  ------------  ------
Investment banking                   $     2,440   $    2,478     (2%)
Principal transactions:
 Trading                                   6,138        2,730    125%
 Investments                                  86          (31)     *
Commissions                                2,970        3,278     (9%)
Fees:
 Asset management, distribution
  and administration                       3,706        3,932     (6%)
 Merchant and cardmember                   1,379        1,420     (3%)
 Servicing                                 2,015        2,080     (3%)
Interest and dividends                    15,744       15,879     (1%)
Other                                        455          660    (31%)
                                    ------------  -----------
 Total revenues                           34,933       32,426      8%
Interest expense                          12,809       11,970      7%
Provision for consumer loan losses         1,267        1,336     (5%)
                                    ------------  -----------
 Net revenues                             20,857       19,120      9%
                                    ------------  -----------
Compensation and benefits                  8,545        7,940      8%
Occupancy and equipment                      794          825     (4%)
Brok., clearing and exchange fees            838          779      8%
Info processing and communications         1,288        1,375     (6%)
Marketing and business development           967        1,105    (12%)
Professional services                      1,135        1,094      4%
Other                                      1,523        1,047     45%
Restructuring and other charges                -          235      *
                                    ------------  -----------
 Total non-interest expenses              15,090       14,400      5%
                                    ------------  -----------
Income before losses from unconsolidated
 investees, taxes and dividends on
 preferred securities subject to
 mandatory redemption                      5,767        4,720     22%
Losses from unconsolidated investees         279           77      *
Income tax expense                         1,547        1,568     (1%)
Div. on pref. securities subject
 to mandatory redemption                     154           87     77%
                                    ------------  -----------
Net income                           $     3,787   $    2,988     27%
                                    ============  ===========

Comp & benefits as a % of net rev.           41%          42%

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-2

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    CONTACT: Morgan Stanley
             Investor Relations
             William Pike, 212-761-0008
                      or
             Media Relations
             Raymond O'Rourke, 212-761-4262